Composition and Valuation Methods of Certain Plan Investments	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Investment, Fair Value and NAV [Line Items]
Composition and Valuation Methods of Certain Plan Investments
4.
COMPOSITION AND VALUATION METHODS OF CERTAIN PLAN INVESTMENTS

Fidelity Commingled Funds

The Plan held investments in Fidelity Contrafund Commingled Pool, Fidelity Growth Company Commingled Pool and Fidelity Low-Priced Stock Commingled Pool as of December 31, 2025 and 2024 (collectively, the Fidelity Commingled Funds). The Fidelity Commingled Funds are common/collective trust funds managed by Fidelity Management Trust Company. Fidelity Fund and Investment Operations, an affiliate of Fidelity Management Trust Company, determines the fair values of the Fidelity Commingled Funds on a daily basis using the net asset value (NAV) of units held of the commingled funds. The NAV is based on the fair values of the underlying investments held by each commingled fund less its liabilities. The fair values of the underlying investments are generally derived from the quoted prices in active markets of the underlying securities as substantially all of the underlying investments have active markets.

Vanguard Trusts

The Plan held investments in certain Vanguard Institutional Index Trusts and certain Vanguard Target Retirement Trusts as of December 31, 2025 and 2024 (collectively, the Vanguard Trusts). Details for the Vanguard Trusts as of December 31, 2025 are more specifically listed in Schedule H, Line 4(i)—Schedule of Assets (Held at End of Year). The Vanguard Trusts are common/collective trust funds sponsored and maintained by Vanguard Fiduciary Trust Company. The trustee, Vanguard Fiduciary Trust Company, generally determines the fair values of the Vanguard Trusts’ units each day the New York Stock Exchange is open for trading. The underlying investments of the Vanguard Trusts are valued based on quoted market prices as substantially all of these underlying investments have active markets. The values of the Vanguard Trusts are determined based upon the values of these underlying investments held for benefit of the Vanguard Trusts less any liabilities.

Galliard Stable Value Fund

During the years ended December 31, 2025 and 2024, the Plan held investments in Galliard Stable Value Fund (Galliard Fund). The Galliard Fund is exclusively managed for the Plan by Galliard Capital Management, LLC, a wholly-owned subsidiary of Allspring Global Investments Holdings, LLC. The Galliard Fund primarily invests in security-backed investment contracts and money market funds. Security-backed investment contracts are issued by insurance companies and other financial institutions that wrap underlying bond funds, fixed income common/collective trust funds or separate accounts (Wrap Contract).

The issuer of the Wrap Contract provides a rate of return that has a zero percent floor and provides full benefit responsiveness, provided that all terms of the Wrap Contract have been met. Wrap Contracts are normally agreements entered with issuers rated in the top three long-term rating categories (equaling A- or above) as determined by any of the nationally recognized rating organizations in the U.S. The Galliard Fund is credited with contributions from participants and earnings on the underlying investments and charged for participant withdrawals and administrative expenses.

As of December 31, 2025 and 2024, there were no reserves against the Wrap Contracts’ carrying values due to credit risks of the issuers. Certain events limit the ability of the Plan to transact at contract value with the Wrap Contract issuer. However, the Plan’s management is not aware of the occurrence or likely occurrence of any such events, which would limit the Plan's ability to transact at contract value with participants.

As of each of December 31, 2025 and 2024, the contract value of the Plan’s security-backed investment contracts were $1.2 billion.